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                                                                   Exhibit 10.45

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

         AMENDMENT dated as of December 10, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of February 28, 1999 and amended as of May 31, 1999, September 14, 1999 and November 15, 1999 (as amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Lenders agree (i) to amend the provisions of the Credit Agreement requiring (a) certain reductions in the Borrowing Base scheduled to occur on December 10, 1999 and (b) the receipt by the Borrower of certain receivables from third parties by December 10, 1999 and
(ii) to waive the Borrower's obligation to comply with certain covenants solely for the period November 30, 1999 through January 10, 2000; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to make certain amendments and waivers as provided for herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after Amendment No. 4 Effective Date (defined below), refer to the Credit Agreement as amended hereby.

         SECTION 2. SECTION 1.01. Section 1.01 of the Credit Agreement is amended:

          (a) by amending the definition of "BORROWING BASE" to read in its entirety as follows:

                  "BORROWING BASE" means, at any date, the amount of the Borrowing Base as of the date of the Borrowing Base Certificate then most recently delivered by the Borrower pursuant to Section 5.01(l) (the "BORROWING BASE


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         DATE"), determined by calculating the sum of (i) 85% of the aggregate amount of Eligible Receivables at the Borrowing Base Date PLUS (ii) 50% of the aggregate amount of Eligible Inventory at the Borrowing Base Date PLUS (iii) the Facilities Domestic Amount at the Borrowing Base Date PLUS (iv) (A) as of any Borrowing Base Date occurring on or prior to January 10, 2000, the greater of the Deemed Foreign Assets Amount or the Facilities Foreign Amount and (B) as of any Borrowing Base Date occurring subsequent to January 10, 2000, the Facilities Foreign Amount PLUS (v) the Crilar Payment Amount at the Borrowing Base Date PLUS (vi) the Insurance Payment Amount at the Borrowing Base Date PLUS (vii) the UOP Payment Amount at the Borrowing Base Date; PROVIDED that the sum of the amounts set forth in clauses (v) through (vii), inclusive, will in no event, for purposes of the Borrowing Base, exceed $7,343,000 and shall not be included in the Borrowing Base determined as of any Borrowing Base Date occurring after January 10, 2000.

                  and (b) by inserting therein in appropriate alphabetical order the following defined term:

                  "AMENDMENT NO. 4 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 4 to this Agreement.

                  SECTION 3. SECTION 2.11. Section 2.11 of the Credit Agreement is amended by relettering clause (e) thereof as clause (f) and by adding a new clause (e) immediately after clause (d) thereof, to read in its entirety as follows:

                  (d) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, an amendment fee in connection with Amendment No. 4 to this Agreement, in an amount equal to 0.25% of the sum of such Lender's Revolving Commitment and the aggregate Dollar Amount of such Lender's outstanding Term Loans, in each case as in effect on the Amendment No. 4 Effective Date. This fee shall be fully earned as of the Amendment No. 4 Effective Date, and shall be paid by the Borrower on or before January 10, 2000.

                  SECTION 4. SECTION 4.03. Solely with respect to any Loan to be made on the occasion of any Borrowing occurring on or after the Amendment No. 4 Effective Date and on or prior to January 10, 2000 or any Letter of Credit to be issued, amended, renewed or extended on or after the Amendment No. 4 Effective Date and on or prior to January 10, 2000, the Lenders waive any failure by the Borrower to satisfy the condition precedent set forth in Section 4.03(b) of the Credit Agreement solely with respect to the



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         truth and correctness of the representation and warranty contained in
         Section 3.04(c) of the Credit Agreement, but solely to the extent that such representation and warranty is not true and correct because of facts, conditions or events that have been disclosed in writing by the Borrower to the Administrative Agent and the Lenders prior to December 7, 1999.

                  SECTION 5. SECTION 5.09. Section 5.09 of the Credit Agreement is amended as follows:

                  (a) Section 5.09(a) of the Credit Agreement is amended by adding the following text to the end thereof: "Any such mortgages or other documents delivered to the Borrower prior to December 20, 1999 shall be executed no later than December 20, 1999. Any such mortgages or other documents delivered to the Borrower subsequent to December 20, 1999 shall be executed not later than three Business Days of their receipt by the Borrower."

                  (b) Section 5.09(e) of the Credit Agreement is amended by replacing the final sentence thereof with the following sentence: "In addition, the Borrower shall have received, subsequent to December 10, 1999 and prior to January 10, 2000, not less than $5.3 million on account of the Crilar Payment Amount, the UOP Payment Amount and the Insurance Payment Amount (collectively), all of which funds shall be applied as provided for in Section 2.09 of this Agreement."

                  SECTION 6. SECTIONS 6.12, 6.13 AND 6.14. The Lenders hereby waive, solely for the period from and including the Amendment No. 4 Effective Date and to and including January 10, 2000 (the "Waiver Period") (i) the requirement that the Borrower comply with Sections 6.12, 6.13 and 6.14 of the Credit Agreement and (ii) any Default arising under clause (d) of Article 7 of the Credit Agreement as a result of the Borrower's failure to comply with Sections 6.12, 6.13 and
         6.14 during the Waiver Period.

                  SECTION 7. NO OTHER WAIVERS. Other than as specifically provided herein, nothing contained herein and no action by, or inaction on the part of, any Lender or the Administrative Agent shall, or shall be deemed to, operate as a waiver of any right, remedy, power or privilege of the Administrative Agent or of any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document.



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


         SECTION 8. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that, on and as of the Amendment No. 4 Effective Date and after giving effect to this Amendment, (i) the representations and warranties of the Obligors set forth in the Loan Documents, including but not limited to the representation and warranty contained in Section
         3.12 of the Credit Agreement but excluding the representation and warranty contained in section 3.04(c) of the Credit Agreement, are true and correct, (ii) no Default has occurred and is continuing, (iii) the Borrower has no reason to believe that either the Crilar Payment Amount or the UOP Payment Amount will not be paid in full (with the exception of an agreed $646,000 reduction in the UOP Payment Amount) on or prior to January 10, 2000 and (iv) the Borrower has no reason to believe that the Insurance Payment Amount (as defined in the Credit Agreement as amended hereby) will not be paid in full by the Insurance Providers (as defined in the Credit Agreement as amended hereby) on or prior to March 15, 2000.

                  SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 10. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 11. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT NO. 4 EFFECTIVE DATE") on which the Administrative Agent shall have received:

                  (i) from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                  (ii) a certificate of the Chief Financial Officer certifying that the representations and warranties made by the Borrower pursuant to Section 8 of this Amendment are true and correct on and as of the Amendment No. 4 Effective Date; and

                  (iii) evidence satisfactory to it that the Borrower shall have paid in full all fees and expenses of the Administrative Agent payable pursuant to Section 9.03(a) of the Credit Agreement with respect to which the Borrower shall have received any invoice delivered to the Borrower at least one Business Day prior



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         to the Amendment No. 4 Effective Date, it being understood that the failure of the Administrative Agent to have provided invoices with respect to such fees and expenses prior to the Amendment No. 4 Effective Date does not constitute a waiver of, or otherwise affect, the Administrative Agent's right to reimbursement for such fees and expenses.



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                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth
         Amendment to be duly executed as of the date first above written.

                                            LAROCHE INDUSTRIES INC.

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            THE CHASE MANHATTAN BANK

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            HIBERNIA NATIONAL BANK

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            WACHOVIA BANK, N.A.

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:



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


                                            THE BANK OF NOVA SCOTIA

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            AMSOUTH BANK

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            BHF (USA) CAPITAL CORPORATION

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:



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                                            COMERICA BANK

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            NATIONAL BANK OF CANADA

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            PARIBAS

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  --------------------------
                                                  Name:
                                                  Title:


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